EXHIBIT 99.1

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                     HOME LOAN AND INVESTMENT BANK, F.S.B.,
                             as Seller and Servicer,



                      HOME LOAN MORTGAGE LOAN TRUST 2004-2,
                                    as Issuer


                                       and


                      DEUTSCHE BANK NATIONAL TRUST COMPANY,
                              as Indenture Trustee,


                          ____________________________

                               SERVICING AGREEMENT

                          Dated as of December 16, 2004

                          ____________________________



                                 Mortgage Loans


                      Home Loan Mortgage Loan Trust 2004-2



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                                TABLE OF CONTENTS
                                -----------------

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                                                                                                         Page
                                                                                                         ----

                                    ARTICLE I

                                   DEFINITIONS

Section 1.01.   Definitions.................................................................................2
Section 1.02.   Other Definitional Provisions...............................................................2
Section 1.03.   Interest Calculations.......................................................................2
                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

Section 2.01.   Representations and Warranties Regarding the Seller and the Servicer........................3
Section 2.02.   Representations and Warranties of the Seller Regarding the Mortgage Loans...................5
Section 2.03.   Substitution and Repurchase of Mortgage Loans..............................................13
Section 2.04.   Existence..................................................................................15
                                   ARTICLE III

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.01.   The Servicer...............................................................................15
Section 3.02.   Collection of Certain Mortgage Loan Payments...............................................18
Section 3.03.   Withdrawals from the Collection Account....................................................19
Section 3.04.   Maintenance of Hazard Insurance; Property Protection Expenses..............................20
Section 3.05.   Maintenance of Mortgage Impairment Insurance Policy........................................21
Section 3.06.   Fidelity Bond..............................................................................21
Section 3.07.   Management and Realization Upon Defaulted Mortgage Loans...................................22
Section 3.08.   Indenture Trustee to Cooperate.............................................................23
Section 3.09.   Servicing Compensation; Payment of Certain Expenses by Servicer............................23
Section 3.10.   Annual Statement as to Compliance..........................................................24
Section 3.11.   Annual Servicing Report....................................................................24
Section 3.12.   Access to Certain Documentation and Information Regarding the Mortgage Loans...............24
Section 3.13.   [Reserved].................................................................................25
Section 3.14.   Reports to the Securities and Exchange Commission..........................................25
Section 3.15.   Reports of Foreclosures and Abandonments of Mortgaged Property; Returns Relating
                to Mortgage Interest Received from Individuals and Returns Relating to
                Cancellation of Indebtedness...............................................................27
Section 3.16.   Advances by the Servicer...................................................................27
Section 3.17.   Compensating Interest......................................................................27
Section 3.18.   Superior Liens.............................................................................28
Section 3.19.   Assumption Agreements......................................................................28
Section 3.20.   Payment of Taxes, Insurance and Other Charges..............................................29
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
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
                                   ARTICLE IV

                                     REPORTS

Section 4.01.   Remittance Reports and Remittance Amounts..................................................30
                                    ARTICLE V

                                  THE SERVICER

Section 5.01.   Liability of the Seller and the Servicer...................................................31
Section 5.02.   Merger or Consolidation of or Assumption of the Obligations of the Seller or the
                Servicer...................................................................................31
Section 5.03.   Limitation on Liability of the Servicer and Others.........................................31
Section 5.04.   Servicer Not to Resign.....................................................................32
Section 5.05.   Delegation of Duties.......................................................................32
Section 5.06.   Reserved...................................................................................32
Section 5.07.   Indemnification by the Servicer............................................................32
                                   ARTICLE VI

                                     DEFAULT

Section 6.01.   Servicer Events of Default.................................................................34
Section 6.02.   Indenture Trustee to Act; Appointment of Successor.........................................36
Section 6.03.   Waiver of Defaults.........................................................................37
Section 6.04.   Notification to Noteholders................................................................37
                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

Section 7.01.   Amendment..................................................................................38
Section 7.02.   GOVERNING LAW..............................................................................38
Section 7.03.   Notices....................................................................................38
Section 7.04.   Severability of Provisions.................................................................39
Section 7.05.   Third-Party Beneficiaries..................................................................39
Section 7.06.   Counterparts...............................................................................39
Section 7.07.   Effect of Headings and Table of Contents...................................................40
Section 7.08.   Termination................................................................................40
Section 7.09.   No Petition................................................................................40
Section 7.10.   No Recourse................................................................................40
Section 7.11.   Indenture Trustee Rights...................................................................40
Section 7.12.   Assignment.................................................................................40
                                  ARTICLE VIII

                     DUTIES OF THE SERVICER AS ADMINISTRATOR

Section 8.01.   Administrative Duties......................................................................41
Section 8.02.   Records....................................................................................42
Section 8.03.   Additional Information to be Furnished.....................................................42
Section 8.04.   No Recourse to Owner Trustee...............................................................43
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


EXHIBITS

Exhibit A       Mortgage Loan Schedule
Exhibit B       Form of Request for Release
Exhibit C-1     Form of Certification to Be Provided by the Servicer
                with Form 10-K
Exhibit C-2     Form of Certification to Be Provided to the Servicer by the
                Indenture Trustee
Exhibit D       Form of Officer's Certificate Regarding Annual Statement
                of Compliance
Exhibit E       Monthly Information Delivered to Indenture Trustee
Exhibit F       Monthly Delinquency and Foreclosure Information

Appendix A      Definitions


                                      iii

                  This Servicing Agreement, dated as of December 16, 2004, among Home Loan and Investment Bank, F.S.B., as Seller and Servicer (the "Seller" and the "Servicer" ), Home Loan Mortgage Loan Trust 2004-2, as Issuer (the "Issuer") and Deutsche Bank National Trust Company, as Indenture Trustee (the "Indenture Trustee").

                          W I T N E S S E T H T H A T :

                  WHEREAS, pursuant to the terms of the Purchase Agreement and each Subsequent Transfer Agreement, Financial Asset Securities Corp. (the "Depositor") will acquire the Mortgage Loans and the Subsequent Mortgage Loans;

                  WHEREAS, the Depositor will create Home Loan Mortgage Loan Trust 2004-2, a Delaware statutory trust, and will transfer the Mortgage Loans and the Subsequent Mortgage Loans and all of its rights under the Purchase Agreement and each Subsequent Transfer Agreement to the Issuer;

                  WHEREAS, pursuant to the terms of an Amended and Restated Trust Agreement dated as of December 16, 2004 (the "Trust Agreement") among the Depositor, as depositor, Wilmington Trust Company, as owner trustee (the "Owner Trustee") and Deutsche Bank National Trust Company, as certificate registrar and certificate paying agent, the Depositor will convey the Mortgage Loans to the Issuer in exchange for the Certificates (as defined below);

                  WHEREAS, pursuant to the terms of the Trust Agreement, the Issuer will issue and transfer to or at the direction of the Depositor, the Trust Certificates, Series 2004-2 (the "Certificates");

                  WHEREAS, pursuant to the terms of an Indenture dated as of December 16, 2004 (the "Indenture") between the Issuer and Deutsche Bank National Trust Company (the "Indenture Trustee"), the Issuer will pledge the Mortgage Loans and issue and transfer to or at the direction of the Depositor the Home Loan Mortgage Loan Trust 2004-2, Asset-Backed Notes, Series 2004-2, Class A Notes (the "Notes"); and

                  WHEREAS, pursuant to the terms of this Servicing Agreement, the Servicer will service the Mortgage Loans set forth on the Mortgage Loan Schedule attached hereto as Exhibit A directly or through one or more Sub-Servicers;

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.01 DEFINITIONS. For all purposes of this Servicing Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the Indenture which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

                  Section 1.02 OTHER DEFINITIONAL PROVISIONS.

                  (a) All terms defined in this Servicing Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                  (b) As used in this Servicing Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Servicing Agreement or in any such certificate or other document, and accounting terms partly defined in this Servicing Agreement or in any such certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Servicing Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Servicing Agreement or in any such certificate or other document shall control.

                  (c) The words "hereof," "herein," "hereunder" and words of similar import when used in this Servicing Agreement shall refer to this Servicing Agreement as a whole and not to any particular provision of this Servicing Agreement; Section and Exhibit references contained in this Servicing Agreement are references to Sections and Exhibits in or to this Servicing Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

                  (d) The definitions contained in this Servicing Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

                  (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                  Section 1.03 INTEREST CALCULATIONS. All calculations of interest hereunder that are made in respect of the Stated Principal Balance of a Mortgage Loan shall be made on the basis of a 360-day year consisting of twelve 30-day months, notwithstanding the terms of the related Mortgage Note and Mortgage.


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                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

                  Section 2.01 REPRESENTATIONS AND WARRANTIES REGARDING THE SELLER AND THE SERVICER. Each of the Seller and the Servicer hereby represents, warrants and covenants to the Issuer and for the benefit of the Indenture Trustee, as pledgee of the Mortgage Loans, the Note Insurer and the Noteholders that as of the Closing Date, each Subsequent Transfer Date or as of such date specifically provided herein:

                  (a) The Seller and Servicer is duly organized, validly existing, and in good standing under the laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each Mortgaged Property State if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Seller and Servicer and to perform its obligations as Seller and Servicer hereunder; the Seller and Servicer has the full power and authority corporate and otherwise to own its property, to carry on its business as presently conducted to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Seller and Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action; this Agreement evidences the valid, binding and enforceable obligation of the Seller and Servicer; and all requisite action has been taken by the Seller and Servicer to make this Agreement valid, binding and enforceable upon the Seller and Servicer in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other, similar laws relating to or affecting creditors' rights generally or by the application of general equitable principles in any proceeding, whether at law or in equity;

                  (b) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency that are necessary in connection with the purchase and sale of the Mortgage Loans and the execution and delivery by the Seller and Servicer of the documents relating to the transactions contemplated by this Agreement, the Purchase Agreement and each Subsequent Transfer Agreement in the case of the Seller, to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other documents on the part of the Seller and Servicer and the performance by the Seller and Servicer of its obligations as Seller or Servicer under this Agreement and such of the other documents to which it is a party;

                  (c) The consummation of the transactions contemplated by this Agreement will not result in the breach of any terms or provisions of the charter or bylaws of the Seller and Servicer or result in the breach of any term or provision of, or conflict with or constitute a default


                                       3
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under or result in the acceleration of any obligation under, any material agreement, indenture, contract or loan or credit agreement or other material instrument to which the Seller and Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller and Servicer or its property is subject;

                  (d) Neither this Agreement nor any statement, report or other document prepared by the Seller and furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein, in the light of the circumstances under which they were made, not misleading;

                  (e) There is no action, suit, proceeding or investigation pending or, to the best of the knowledge of the Seller and Servicer, threatened, before any court, administrative agency or tribunal against the Seller and Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller and Servicer or in any material prohibition or impairment of the right or ability of the Seller and Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Seller and Servicer or which would draw into question the validity or enforceability of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Seller and Servicer contemplated herein, or which would be likely to impair materially the ability of the Seller and Servicer to perform under the terms of this Agreement or that might prohibit its entering into this Agreement or the consummation of any of the transactions contemplated hereby;

                  (f) The Seller and Servicer is not in violation of or in default with respect to, and the execution and delivery of this Agreement by the Seller and Servicer and its performance of and compliance with the terms hereof will not constitute a violation or default with respect to, any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which violation or default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Seller and Servicer or its properties or might have consequences that would materially and adversely affect its performance hereunder or under any Subservicing Agreement;

                  (g) With respect to any Mortgage Loan purchased by the Seller, the Seller acquired title to the Mortgage Loan in good faith, without notice of any adverse claim; and

                  (h) The Servicer is an approved seller/servicer of conventional first and second mortgage loans for Fannie Mae and an approved seller/servicer of conventional second mortgage loans for Freddie Mac in good standing, and the Servicer's deposits are insured by the FDIC to the maximum extent permitted by law.

                  The representations and warranties set forth in this Section shall survive the sale and assignment of the Mortgage Loans to the Trust. Upon discovery of a breach of any representations and warranties which materially and adversely affects the interests of the Noteholders or the Note Insurer, the Person discovering such breach shall give prompt written notice to the other parties and to the Note Insurer. Within 60 days of its discovery or its receipt of notice of breach, or, with the prior written consent of a Responsible Officer of the Indenture

Trustee, such longer period specified in such consent, the Servicer shall cure such breach in all material respects.

                  Section 2.02 REPRESENTATIONS AND WARRANTIES OF THE SELLER REGARDING THE MORTGAGE LOANS.

                  (a) The Seller represents and warrants to the Note Insurer and to the Indenture Trustee on behalf of the Noteholders as follows as of the Cut-Off Date (or such other date specified) with respect to the Initial Mortgage Loans:

                  (i) The information with respect to each Mortgage Loan set forth in the Mortgage Loan Schedule is true and correct in all material respects as of the Cut-Off Date;

                  (ii) All of the Related Documents have been delivered or will be delivered to the Indenture Trustee as required by the Purchase Agreement;

                  (iii) Each Mortgaged Property is improved by a one- to five-family Residential Dwelling, which, to the best of the Seller's knowledge, does not include cooperatives or (other than with respect to 4 Initial Mortgage Loans representing 0.40% of the Cut-Off Date Pool Principal Balance for which the related Mortgaged Property is attached to real estate) manufactured homes and does not constitute anything other than real property under state law;

                  (iv)     Each Mortgage Loan is being serviced by the Servicer;

                  (v) Each Mortgage Loan has an original term to maturity from the date on which the first Monthly Payment is due of not more than 30 years;

                  (vi) 90.06% of the Initial Mortgage Loans by Cut-Off Date Pool Principal Balance have Mortgage Notes that provide for Monthly Payments that will adjust semi-annually (other than during the first two or three years following origination) with changes to the related Loan Rate, which, if timely paid, are sufficient to fully amortize the principal balance of such Mortgage Note on or before its maturity date and to pay interest at the applicable Loan Rate from time to time in effect;

                  (vii) Each Mortgage is a valid and subsisting first or second lien of record on the Mortgaged Property subject, in the case of any second Mortgage Loan, only to a First Lien on such Mortgaged Property and subject in all cases to the exceptions to title set forth in the title insurance policy with respect to the related Mortgage Loan, which exceptions are generally acceptable to second mortgage lending companies, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage. Any security agreement, chattel mortgage or equivalent document related to the Mortgage and delivered to the Indenture Trustee establishes in the Seller a valid and subsisting lien on the property described therein, and the Seller has full right to assign the same to the Indenture Trustee;


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


                  (viii) Except with respect to liens released immediately prior to the transfer herein contemplated, each Mortgage Note and related Mortgage have not been assigned or pledged and immediately prior to the transfer and assignment herein contemplated, the Seller held good, marketable and indefeasible title to, and was the sole owner and holder of, each Mortgage Loan subject to no liens, charges, mortgages, claims, participation interests, equities, pledges or security interests of any nature, encumbrances or rights of others (collectively, a "Lien"); the Seller has full right and authority under all governmental and regulatory bodies having jurisdiction over the Seller, subject to no interest or participation of, or agreement with, any party, to sell and assign the same pursuant to this Agreement; and immediately upon the transfer and assignment herein contemplated, the Depositor will hold good, marketable and indefeasible title, to, and be the sole owner of, each Mortgage Loan subject to no Liens;

                  (ix) No Mortgage Loan was 30 or more days delinquent as of the related Cut-Off Date and no Mortgage Loan has been 30 or more days delinquent more than twice during the twelve months prior to the related Cut-Off Date;

                  (x) To the best of the Seller's knowledge, there is no delinquent tax, fee or assessment lien on any Mortgaged Property, and each Mortgaged Property is free of material damage and is in average repair;

                  (xi) No Mortgage Loan is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any Mortgage Note or Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

                  (xii) To the best of the Seller's knowledge, there is no mechanics' lien or claim for work, labor or material affecting any Mortgaged Property which is or may be a lien prior to, or equal or coordinate with, the lien of the related Mortgage, and no rights are outstanding that under law could give rise to such a lien except those which are insured against by the title insurance policy referred to in
         Section 2.02 (xiv) below;

                  (xiii) Each Mortgage Loan, at the time it was originated, complied in all material respects with applicable state and federal laws and regulations, including, without limitation, usury, equal credit opportunity, consumer credit, truth-in-lending and disclosure laws and all applicable predatory and abusive lending laws;

                  (xiv) With respect to each Mortgage Loan, a lender's title insurance policy, issued in standard American Land Title Association or California Land Title Association form, or other form acceptable in a particular jurisdiction, by a title insurance company authorized to transact business in the state in which the related Mortgaged Property is situated, together with a condominium endorsement, if applicable, in an amount at least equal to the original principal balance of such Mortgage Loan insuring the mortgagee's interest under the related Mortgage Loan as the holder of a valid first or second mortgage lien of record on the real property described in the Mortgage, subject only to the exceptions of the character referred to in Section 2.02
         (vii) above, was valid and in full force and effect on the date of the origination of such Mortgage Loan and as of the Closing Date and as of the Subsequent Transfer Date, as applicable;

                  (xv) The improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage representing coverage described in Sections 3.04 and 3.05 of this Agreement;

                  (xvi) A flood insurance policy is in effect with respect to each Mortgaged Property with a generally acceptable carrier in an amount representing coverage described in Section 3.04 or 3.05 of this Agreement, if and to the extent required by Section 3.04 or 3.05 of this Agreement;

                  (xvii) Each Mortgage and Mortgage Note is the legal, valid and binding obligation of the related Mortgagor and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), and all parties to each Mortgage Loan and the Mortgagee had full legal capacity to execute all Mortgage Loan documents and to convey the estate therein purported to be conveyed;

                  (xviii) The Seller has directed the Servicer to perform any and all acts required to be performed to preserve the rights and remedies of the Indenture Trustee in any insurance policies applicable to the Mortgage Loans including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and the establishment of co-insured, joint loss payee and mortgagee rights in favor of the Indenture Trustee;

                  (xix) The terms of the Mortgage Note and the Mortgage have not been impaired, altered or modified in any material respect, except by a written instrument which has been recorded or is in the process of being recorded, if necessary, to protect the interests of the Noteholders and the Note Insurer and which has been or will be delivered to the Indenture Trustee. The substance of any such alteration or modification is reflected on the Mortgage Loan Schedule and was approved, if required, by the related primary mortgage guaranty insurer, if any. Each original Mortgage was recorded, and all subsequent assignments of the original Mortgage have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Seller, or, are in the process of being recorded or have been delivered to the Indenture Trustee pursuant to the Purchase Agreement;

                  (xx) No instrument of release or waiver has been executed in connection with the Mortgage Loan, and no Mortgagor has been released, in whole or in part;

                  (xxi) To the best of the Seller's knowledge, there are no defaults in complying with the terms of the Mortgage, and either (1) any taxes, governmental assessments, insurance premiums, water, sewer and municipal charges or ground rents which previously became due and owing have been paid, or (2) an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. Except for payments in the nature of escrow payments, including without limitation, taxes and insurance payments, the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage Note, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest;

                  (xxii) There is no proceeding pending or, to the best of the Seller's knowledge, threatened for the total or partial condemnation of any Mortgaged Property, nor is such a proceeding currently occurring, and such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

                  (xxiii) To the best of the Seller's knowledge, all of the improvements which were included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property;

                  (xxiv) To the best of the Seller's knowledge, no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

                  (xxv) The proceeds of each Mortgage Loan have been fully disbursed, and there is no obligation on the part of the mortgagee to make future advances thereunder. Any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making, closing or recording the Mortgage Loans were paid;

                  (xxvi) Each Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage;

                  (xxvii)  No Mortgage Loan was originated under a buydown plan;


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


                  (xxviii) There is no obligation on the part of the Seller or any other party to make payments in addition to those made by the Mortgagor;

                  (xxix) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Noteholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

                  (xxx) No Mortgage Loan has a shared appreciation feature, or other contingent interest feature;

                  (xxxi) The related First Lien, if any, requires equal monthly payments, unless such First Lien is a graduated payment mortgage loan or a balloon loan, or if it bears an adjustable interest rate, the monthly payments for the related First Lien may be adjusted no more frequently than monthly;

                  (xxxii) Either (A) no consent for the Mortgage Loan is required by the holder of the related First Lien or (B) such consent has been obtained and is contained in the Mortgage File;

                  (xxxiii) The maturity date of the Mortgage Loan is prior to the maturity date of the related First Lien, if any, if such First Lien provides for a balloon payment, except if the Combined Loan-to-Value Ratio does not exceed 65%. No Mortgage Loan is a blanket loan; and no Mortgage Loan provides for negative amortization;

                  (xxxiv) All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (A)(1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2) organized under the laws of such state, or
         (B) qualified to do business in such state, or (C) federal savings and loan associations or national banks having principal offices in such state, or (D) not doing business in such state so as to require qualification or licensing;

                  (xxxv) The Mortgage contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related security for the Mortgage Loan is sold without the prior consent of the mortgagee thereunder;

                  (xxxvi) Any future advances made prior to the Cut-Off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Loan Schedule. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan. The Mortgage Note does not permit or obligate the Seller to make future advances to the Mortgagor at the option of the Mortgagor;

                  (xxxvii) The Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (1) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (2) otherwise by judicial or non-judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would materially interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage except as set forth in the Prospectus;

                  (xxxviii)Except as set forth in (ix) above, there is no default, breach, violation or event of acceleration existing under any Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and the Seller has not waived any default, breach, violation or event of acceleration;

                  (xxxix) All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties;

                  (xl) All amounts received after the Cut-Off Date with respect to the Mortgage Loans to which the Seller is not entitled have been deposited into the Collection Account and are, as of the Closing Date, in the Collection Account;

                  (xli) All of the Mortgage Loans were originated in accordance with the underwriting criteria set forth in the Prospectus Supplement;

                  (xlii) Each Mortgage Loan conforms, and all Mortgage Loans in the aggregate conform, to the description thereof set forth in the Prospectus Supplement:

                  (xliii) The Mortgage Loans were not selected by the Seller for inclusion in the Trust on any basis intended to adversely affect the Trust or the Note Insurer;

                  (xliv) All appraisals were performed by qualified independent appraisers after analysis of other sales of properties in the area in which the related Mortgaged Property is located, and a full interior inspection appraisal was performed on forms acceptable to either Fannie Mae or Freddie Mac in connection with each Mortgaged Property;

                  (xlv) Each hazard insurance policy required to be maintained under Section 3.04 of this Agreement with respect to the Mortgage Loan is a valid, binding, enforceable and subsisting insurance policy of its respective kind and is in full force and effect;

                  (xlvi) Each Mortgage Loan was originated by the Seller or an affiliate of the Seller;

                  (xlvii) Each Mortgaged Property is located in the Mortgaged Property State identified on the Mortgage Loan Schedule and consists of a single parcel of real property with a one-family Residential Dwelling erected thereon, or an attached or detached or semi-detached two- to five-family Residential Dwelling, or an individual condominium unit in a condominium, or an individual unit in a planned unit development. With respect to the Cut-Off Date Pool Principal Balance, (a) no more than 9.64% of the Initial Mortgage Loans are secured by real property improved by two- to five-family Residential Dwelling, (b) no more than 4.06% of the Initial Mortgage Loans are secured by real property improved by individual condominium units and units in a planned unit development, (c) at least 76.60% of the Initial Mortgage Loans are secured by real property with a detached one-family Residential Dwelling erected thereon, (d) no more than 9.31% of the Initial Mortgage Loans are secured by real property with an attached one-family Residential Dwelling erected thereon, and (e) no more than 0.40% if the Initial Mortgage Loans consist of manufactured homes;

                  (xlviii) No Mortgage Loan had a Combined Loan-to-Value Ratio at the time of origination of more than 100.00%;

                  (xlix) At the time that each Mortgage Loan was originated, with respect to 98.25% of the Initial Mortgage Loans by Cut-Off Date Pool Principal Balance, the Mortgagor represented that the Mortgagor was occupying the related Mortgaged Property as the Mortgagor's primary residence. To the best of the Seller's knowledge, the Mortgaged Property is lawfully occupied under applicable law;

                  (l) Each Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in Section 2.02
         (vii);

                  (li)     Each Mortgage Loan was originated after September
         2003;

                  (lii) As of the Closing Date, the Seller has not received a notice of default of a First Lien which has not been cured;

                  (liii) The Seller has not transferred the Mortgage Loans to the Depositor with any intent to hinder, delay or defraud any of its creditors;

                  (liv)    Reserved;

                  (lv) For the duration of the Trust, this Agreement, the Indenture and the Purchase Agreement shall be treated as an official record of the Seller within the meaning of Section 13(e) of the Federal Depositor Insurance Act (12 USC 1823(e));

                  (lvi) No Mortgage Loan is a "high cost mortgage" pursuant to Section 226.32 of the Truth-in-Lending Act, as amended;

                  (lvii) No Mortgage Loan that was originated on or after October 1, 2002 but prior to March 7, 2003 is secured by a Mortgaged Property located in the State of Georgia; no Mortgage Loan is a "High-Cost Home Loan," as such term is defined in the Georgia Fair Lending Act;

                  (lviii) No Mortgage Loan originated on or after January 1, 2004 is a "high-cost" loan subject to the New Mexico Home Loan Protection Act;

                  (lix) No Mortgage Loan is a "high-cost," "high-cost home," "covered," "high-risk home" or "predatory" loan under any applicable federal, state or local predatory or abusive lending law; and no Mortgage Loan originated on or after November 27, 2003, is a "high cost" loan subject to the New Jersey Home Ownership Security Act of 2003;

                  (lx) No Mortgage Loan is subject to the Home Ownership and Equity Protection Act of 1994 or similar law;

                  (lxi) The Seller has complied with, and at all times will comply with, all applicable statutes, regulations and public policy statements affecting the enforceability of agreements of insured depository institutions or prescribing the form or maintenance of documentation evidencing the transfer of assets, including, but not limited to, Section 13(e) of the Federal Deposit Insurance Act (12 USC 1823(e));

                  (lxii) The collection practices used by the Seller with respect to the Mortgage Loans have been, in all material respects, legal, proper, prudent and customary in the non-conforming mortgage servicing business; and

                  (lxiii) No Mortgage Loan is a high cost loan or a covered loan, as applicable (as such terms are defined in Standard & Poor's LEVELS Version 5.6 Glossary Revised, Appendix E).

                  With respect to the representations and warranties set forth in this Section 2.02 that are made to the best of the Seller's knowledge or as to which the Seller has no knowledge, if it is discovered by the Depositor, the Seller, the Servicer, the Note Insurer or a Responsible Officer of the Indenture Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan then, notwithstanding the Seller's lack of knowledge with respect to the substance of such representation and warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

                  (b) It is understood and agreed that the representations and warranties set forth in this Section 2.02 shall survive delivery of the respective Mortgage Files to the Indenture Trustee and the termination of the rights and obligations of the Servicer pursuant to Section 5.04 or 6.01. Upon discovery by the Depositor, the Seller, the Servicer, the Note Insurer or a Responsible Officer of the Indenture Trustee of a breach of any of the foregoing representations and warranties, without regard to any limitation set forth therein concerning the knowledge of the Seller as to the facts stated therein, which materially and adversely affects the interests of the Trust or the Noteholders or the Note Insurer in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties and the Note Insurer. Within 60 days of its discovery or its receipt of notice of breach, the Seller shall use all reasonable efforts to cure such breach in all material respects or shall purchase from the Trust or substitute an Eligible Substitute Mortgage Loan as provided in Section 2.03 for such Mortgage Loan from the Trust.

Any such purchase by the Seller shall be at the Purchase Price. It is understood and agreed that the obligation of the Seller to cure, substitute or purchase any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedies against the Seller respecting such breach available to Noteholders or the Indenture Trustee on behalf of Noteholders. An Officers' Certificate to the effect set forth in Section 2.03(b) shall be delivered to the Indenture Trustee in connection with any such repurchase.

                  Section 2.03. SUBSTITUTION AND REPURCHASE OF MORTGAGE LOANS.

                  (a) On a Determination Date which is on or before the date on which the Seller would otherwise be required to repurchase a Mortgage Loan under Section 2.02, the Seller may deliver to the Indenture Trustee one or more Eligible Substitute Mortgage Loans in substitution for any one or more of the Defective Mortgage Loans which the Seller would otherwise be required to repurchase pursuant to Section 2.02.

                  (b) The Seller shall notify the Servicer and the Indenture Trustee in writing not less than five Business Days before the related Determination Date which is on or before the date on which the Seller would otherwise be required to repurchase such Mortgage Loan pursuant to Section 2.02 of its intention to effect a substitution under this Section. On such Determination Date (the "Substitution Date"), the Seller shall deliver to the Indenture Trustee (1) the Eligible Substitute Mortgage Loans to be substituted for the Defective Mortgage Loans, (2) a list of the Defective Mortgage Loans to be substituted for by such Eligible Substitute Mortgage Loans, (3) an Officers' Certificate (A) stating that no failure by the Servicer described in Section
6.01 shall have occurred and be continuing, (B) stating that the aggregate principal balance of all Eligible Substitute Mortgage Loans (determined with respect to each Eligible Substitute Mortgage Loan as of the Determination Date on which it was substituted) including the principal balance of Eligible Substitute Mortgage Loans being substituted on such Determination Date does not exceed an amount equal to 5% of the sum of (i) the Cut-Off Date Pool Principal Balance and (ii) the Original Pre-Funded Amount, (C) stating that all conditions precedent to such substitution specified in subsection (a) have been satisfied and attaching as an exhibit a supplemental Mortgage Loan schedule (the "Supplemental Mortgage Loan Schedule") setting forth the same type of information as appears on the Mortgage Loan Schedule and representing as to the accuracy thereof, and (D) confirming that the representations and warranties contained in Section 2.02 are true and correct in all material respects with respect to the Substitute Mortgage Loans on and as of such Determination Date; PROVIDED, that remedies for the inaccuracy of such representations are limited as set forth in Section 2.02 and this Section 2.03 and (4) a certificate stating that cash in the amount of the related Substitution Adjustment, if any, has been deposited to the Collection Account. Upon receipt of the foregoing, the Indenture Trustee shall release such Defective Mortgage Loans to the Seller.

                  (c) Concurrently with the satisfaction of the conditions set forth in Section 2.03(a) and (b) above and the grant of such Eligible Substitute Mortgage Loans to the Indenture Trustee pursuant to Section 2.03(a) above, Exhibit A to this Agreement shall be deemed to be amended to exclude all Mortgage Loans being replaced by such Eligible Substitute Mortgage Loans and to include the information set forth on the Supplemental Mortgage Loan Schedule with respect to such Eligible Substitute Mortgage Loans, and all references in this Agreement to Mortgage Loans shall include such Eligible Substitute Mortgage Loans and be deemed to be made on or after the related Substitution Date, as the case may be, as to such Eligible Substitute Mortgage Loans.

                  (d) Within 60 days of the Closing Date or Subsequent Transfer Date, as applicable, the Seller, at its own expense, shall either (i) prepare and send for recording the Assignments of Mortgage in favor of the Indenture Trustee in the appropriate real property or other records, or (ii) deliver to the Indenture Trustee the Assignments of Mortgage in favor of the Indenture Trustee in form for recordation. With respect to any Assignment of Mortgage as to which the related recording information is unavailable within 60 days following the Closing Date or Subsequent Transfer Date, as applicable, such Assignment of Mortgage shall be submitted for recording by the Seller within 30 days after receipt of such information, but in no event later than one year after the date such Assignment of Mortgage is otherwise required to be recorded pursuant to this Section 2.03(d). The Indenture Trustee shall be required to retain a copy of each Assignment of Mortgage submitted for recording. In the event that any such Assignment of Mortgage is lost or returned unrecorded because of a defect therein, the Seller shall promptly prepare a substitute Assignment of Mortgage or cure such defect, as the case may be, and thereafter the Seller shall be required to submit each such Assignment of Mortgage for recording. Any failure of the Seller to comply with this Section 2.03(d) , or the discovery by any party of any defect in any documents delivered pursuant to this Section 2.03(d) which has a material adverse effect on the value of the Mortgage Loan, shall result in the obligation of the Seller to repurchase or substitute an Eligible Substitute Mortgage Loan for the related Mortgage Loan pursuant to the provisions of this Section 2.03. Notwithstanding the foregoing, however, for administrative convenience and facilitation of servicing and to reduce closing costs, the Assignments of Mortgage shall not be required to be submitted for recording (except with respect to any Mortgage Loan located in Maryland) unless such failure to record would result in a withdrawal or a downgrading by any Rating Agency of the rating on the Notes, without regard to the Note Insurance Policy; PROVIDED, FURTHER, however, each Assignment of Mortgage shall be submitted for recording by the Servicer (in its capacity as Seller) in the manner described above, at no expense to the Trust or the Indenture Trustee, upon the earliest to occur of: (i) reasonable direction by the Note Insurer or by the Holders of Notes entitled to at least 25% of the Voting Rights, (ii) the occurrence of a Servicer Termination Loss Event, (iii) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Seller, (iv) the occurrence of a servicing transfer as described in Section 5.02 hereof, (v) if the Seller is not the Servicer and (vi) with respect to any one Assignment of Mortgage, the occurrence of a bankruptcy, insolvency or foreclosure relating to the Mortgagor under the related Mortgage.

                  (e) If the Seller is given notice under Section 2.03 of the Indenture and if the Seller does not correct or cure such omission or defect within the 90-day period specified in such section, the Seller shall purchase or substitute such Mortgage Loan from the Indenture Trustee on the Determination Date in the month following the month in which such 90-day period expired at the Purchase Price of such Mortgage Loan. The Purchase Price for the purchased Mortgage Loan shall be deposited in the Collection Account no later than the applicable Determination Date or the Business Day preceding the expiration of such 90-day period, as the case may be, and, upon receipt by the Indenture Trustee of written notification of such deposit, signed by an officer of the Seller, the Indenture Trustee shall release to the Seller the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Seller or its designee any Mortgage Loan released pursuant hereto. It is understood and agreed that the obligation of the Seller to purchase any Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy against the Seller respecting such defect or omission available to the Note Insurer, the Noteholders or the Indenture Trustee on behalf of Noteholders.

                  The Servicer, promptly following the transfer of (i) a Defective Mortgage Loan from, or (ii) an Eligible Substitute Mortgage Loan to the Trust pursuant to this Section shall amend the Mortgage Loan Schedule, appropriately mark the Electronic Ledger and make appropriate entries in its general account records to reflect such transfer and the addition of any Eligible Substitute Mortgage Loan, if applicable.

                  Section 2.04. EXISTENCE. The Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Servicing Agreement.

                                   ARTICLE III

                               ADMINISTRATION AND
                          SERVICING OF MORTGAGE LOANS

                  Section 3.01. THE SERVICER.

                  (a) The Servicer, as independent contract servicer, shall service and administer the Mortgage Loans and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement. The Servicer may enter into Subservicing Agreements for any servicing and administration of Mortgage Loans with any institution which is in compliance with the laws of each state necessary to enable it to perform its obligations under such Subservicing Agreement and (1) (x) has been designated an approved Seller-Servicer by Freddie Mac or Fannie Mae for first and second mortgage loans, or (y) is an affiliate of the Servicer, or (2) is otherwise approved by the Note Insurer and the Class A Noteholders aggregating 51% of the Percentage Interests thereof. The Servicer shall give notice to the Note Insurer and the Indenture Trustee of the appointment of any Subservicer. Any such Subservicing Agreement shall be consistent with and not violate the provisions of this Agreement. The Servicer shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement and either itself directly service the related Mortgage Loans or enter into a Subservicing Agreement with a successor subservicer which qualifies hereunder.

                  (b) Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and primarily liable for the servicing and administering of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans when the Subservicer has received such payments. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer by such Subservicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

                  (c) Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Servicer alone, and the Indenture Trustee and Noteholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 3.01(d). The Servicer shall be solely liable for all fees owed by it to any Subservicer irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

                  (d) In the event the Servicer shall for any reason no longer be the Servicer (including by reason of a Servicer Event of Default), the Indenture Trustee or its designee approved by the Note Insurer shall thereupon assume all of the rights and obligations of the Servicer under each Subservicing Agreement that the Servicer may have entered into, unless the Indenture Trustee or designee approved by the Note Insurer elects to terminate any Subservicing Agreement. Any fee payable in connection with such a termination will be payable by the outgoing Servicer. If the Indenture Trustee does not terminate a Subservicing Agreement, the Indenture Trustee, its designee or the successor servicer for the Indenture Trustee shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to each Subservicing Agreement to the same extent as if the Subservicing Agreements had been assigned to the assuming party, except that the Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreements with regard to events that occurred prior to the date the Servicer ceased to be the Servicer hereunder. The Servicer at its expense and without right of reimbursement therefor, shall, upon request of the Indenture Trustee, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

                  (e) Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Noteholders and the Note Insurer; PROVIDED, HOWEVER, that (unless (x) the Mortgagor is in default with respect to the Mortgage Loan, or such default is, in the judgment of the Servicer, imminent, and (y) with respect to any modification lowering the Loan Rate or effecting the forgiveness of any amount owed under the Mortgage Note, or extending the final maturity date on such Mortgage Loan, the Note Insurer has consented to such modification) the Servicer may not permit any modification with respect to any Mortgage Loan that would change the Loan Rate, defer or forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan) or extend the final maturity date on the Mortgage Loan. No costs incurred by the Servicer or any Subservicer in respect of Servicing Advances shall for the purposes of payments to Noteholders be added to the amount owing under the related Mortgage Loan. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered to execute and deliver on behalf of the Indenture Trustee and each Noteholder, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Servicer, the Indenture Trustee shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

                  Notwithstanding anything to the contrary contained herein, the Servicer, in servicing and administering the Mortgage Loans, shall employ or cause to be employed procedures (including collection, foreclosure and REO Property management procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, in accordance with accepted first and second mortgage servicing practices of prudent lending institutions and giving due consideration to the
Note Insurer's and the Noteholders reliance on the Servicer.

                  (f) On and after such time as the Indenture Trustee receives the resignation of, or notice of the removal of, the Servicer from its rights and obligations under this Agreement, and with respect to resignation pursuant to Section 5.04, after receipt by the Indenture Trustee and the Note Insurer of the Opinion of Counsel required pursuant to Section 5.04, the Indenture Trustee or its designee approved by the Note Insurer shall assume all of the rights and obligations of the Servicer, subject to Section 6.02 hereof. The Servicer shall, upon request of the Indenture Trustee but at the expense of the Servicer, deliver to the Indenture Trustee all documents and records relating to the Mortgage Loans and an accounting of amounts collected and held by the Servicer and otherwise use its best efforts to effect the orderly and efficient transfer of servicing rights and obligations to the assuming party.

                  (g) The Servicer shall deliver a list of Servicing Officers to the Indenture Trustee and the Note Insurer by the Closing Date.

                  (h) Consistent with the terms of this Agreement, the Servicer may consent to the placing of a lien senior to that of the Mortgage on the related Mortgaged Property; PROVIDED, that such senior lien secures a mortgage loan that refinances a First Lien and the combined loan-to-value ratio of the related Mortgage Loan immediately following the refinancing (based on the outstanding principal balance of the Mortgage Loan and the original principal balance of such refinanced mortgage loan) is not greater than the Combined Loan-to-Value Ratio of such Mortgage Loan as of the Cut-Off Date.

                  Section 3.02. COLLECTION OF CERTAIN MORTGAGE LOAN PAYMENTS.

                  (a) The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it follows with respect to mortgage loans in its servicing portfolio which are comparable to the Mortgage Loans. Consistent with the foregoing, and without limiting the generality of the foregoing, the Servicer may in its discretion (i) waive any late payment charge or any assumption fees or other fees which may be collected in the ordinary course of servicing such Mortgage Loan, and (ii) arrange with a Mortgagor a schedule for the payment of interest due and unpaid; PROVIDED such arrangement is consistent with the Servicer's policies with respect to the mortgage loans it owns or services; PROVIDED, further, that notwithstanding such arrangement such Mortgage Loans shall be included in the monthly information delivered by the Servicer to the Indenture Trustee pursuant to Section 7.05 of the Indenture.

                  (b) The Servicer shall establish and maintain for the benefit of the Noteholders and the Note Insurer with Deutsche Bank National Trust Company a segregated non-interest bearing trust account (the "Collection Account") titled "Deutsche Bank National Trust Company, as Indenture Trustee, in trust for the registered holders of Home Loan Mortgage Loan Trust Asset Backed Notes, Series 2004-2." The Collection Account shall be an Eligible Account. The Servicer shall on the Closing Date and on each Subsequent Transfer Date deposit any amounts representing payments on and any collections in respect of the Mortgage Loans received after the related Cut-Off Date and prior to the Closing Date or Subsequent Transfer Date, as applicable, and thereafter shall use its best efforts to deposit within one Business Day, and shall in any event deposit within two Business Days following receipt thereof the following payments and collections received or made by it (without duplication):

                  (i) all payments received after the Cut-Off Date on account of principal on the Mortgage Loans and all Principal Prepayments and Curtailments collected after the Cut-Off Date;

                  (ii) all payments received after the Cut-Off Date on account of interest on the Mortgage Loans (exclusive of payments in respect of interest on the Initial Mortgage Loans which has accrued through the related Due Date in November 2004 and on the Subsequent Mortgage Loans which has accrued through the related Due Date in the month preceding the Subsequent Transfer Date).

                  (iii)    all Net Liquidation Proceeds net of Foreclosure
         Profits;

                  (iv)     all Insurance Proceeds;

                  (v)      all Released Mortgaged Property Proceeds;

                  (vi) any amounts payable in connection with the repurchase of any Mortgage Loan and the amount of any Substitution Adjustment pursuant to Sections 2.02 and 2.03; and

                  (vii) any amount required to be deposited in the Collection Account pursuant to Sections 3.05, 3.07, 3.16, 3.17 hereof and Section
         3.10 of the Indenture;

PROVIDED, HOWEVER, with respect to each Due Period, the Servicer shall be permitted to retain, from payments in respect of interest on the Mortgage Loans, the Servicing Fee for such Due Period. The foregoing requirements respecting deposits to the Collection Account are exclusive, it being understood that, without limiting the generality of the foregoing, the Servicer need not deposit into the Collection Account amounts representing Foreclosure Profits, fees (including annual fees) or late charge penalties or prepayment penalties payable by Mortgagors, or amounts received by the Servicer for the accounts of Mortgagors for application towards the payment of taxes, insurance premiums, assessments and similar items.

                  (c)      [Reserved].

                  (d) The Servicer may cause the institution maintaining the Collection Account to invest any funds in the Collection Account in Eligible Investments (including obligations of the Servicer or any of its Affiliates, if such obligations otherwise qualify as Eligible Investments) pursuant to Section
3.10 of the Indenture.

                  Section 3.03. WITHDRAWALS FROM THE COLLECTION ACCOUNT.

                  The Indenture Trustee shall withdraw or cause to be withdrawn funds from the Collection Account for the following purposes:

                  (i) on the Business Day prior to each Payment Date, to deposit the portion of the Available Funds then in the Collection Account to the Payment Account;

                  (ii) to reimburse the Servicer for any accrued and unpaid Servicing Fees and for unreimbursed Monthly Advances and Servicing Advances. The Servicer's right to reimbursement for unpaid Servicing Fees and unreimbursed Servicing Advances shall be limited to late collections on the related Mortgage Loan, including Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the related Mortgagor or otherwise relating to the Mortgage Loan in respect of which such reimbursed amounts are owed. The Servicer's right to reimbursement for unreimbursed Monthly Advances shall be limited to late collections of interest on any Mortgage Loan and to Liquidation Proceeds, Released Mortgaged Property Proceeds and Insurance Proceeds on related Mortgage Loans;

                  (iii) to withdraw any amount received from a Mortgagor that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction;

                  (iv)     (a) to make investments in Eligible Investments, and
         (b) subject to Section 3.10(e) of the Indenture, to pay to the Spread Account or the Servicer, as the case may be, interest earned in respect of Eligible Investments or on funds deposited in the Collection Account;

                  (v) to withdraw any funds deposited in the Collection Account that were not required to be deposited therein (such as Servicing Compensation) or were deposited therein in error and to pay such funds to the appropriate Person;

                  (vi) to pay the Servicer Servicing Compensation pursuant to Section 3.09 hereof to the extent not retained or paid pursuant to
         Section 3.02(b);

                  (vii) to withdraw funds necessary for the conservation and disposition of REO Property pursuant to Section 3.07;

                  (viii) to reimburse the Servicer for (a) Nonrecoverable Advances that are not, with respect to aggregate Servicing Advances on any single Mortgage Loan or REO Property, in excess of the Principal Balance thereof, and (b) expenses incurred pursuant to Section 5.03;

                  (ix) to pay on the first Payment Date to the Seller collections received in respect of accrued interest on the Initial Mortgage Loans through the related Due Date in December 2004 and to pay on the Payment Date following a Subsequent Transfer Date to the Seller collections received in respect of accrued interest on the Subsequent Mortgage Loans through the related Due Date in the month preceding the Subsequent Transfer Date;

                  (x) to clear and terminate the Collection Account upon the termination of this Agreement and to pay any amounts remaining therein to the Certificateholders; and

                  (xi) to pay itself from payments in respect of interest on the Mortgage Loans, the Indenture Trustee Fee for such Due Period.

                  Section 3.04. MAINTENANCE OF HAZARD INSURANCE; PROPERTY PROTECTION EXPENSES.

                  The Servicer shall cause to be maintained for each Mortgage Loan fire and hazard insurance naming the Servicer as loss payee thereunder providing extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan from time to time, (ii) the combined principal balance owing on such Mortgage Loan and any mortgage loan senior to such Mortgage Loan, and (iii) the minimum amount required to compensate for damage or loss on a replacement cost basis. The Servicer shall also maintain on property acquired upon foreclosure, or by deed in lieu of foreclosure, hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value from time to time of the improvements which are a part of such property, (ii) the combined principal balance owing on such Mortgage Loan and any mortgage loan senior to such Mortgage Loan, and (iii) the minimum amount required to compensate for damage or loss on a replacement cost basis at the time of such foreclosure, fire and/or deed in lieu of foreclosure plus accrued interest and the good-faith estimate of the Servicer of related Servicing Advances to be incurred in connection therewith. Amounts collected by the Servicer under any such policies shall be deposited in the Collection Account to the extent required by Section 3.02. In cases in which any Mortgaged Property is located in a federally designated flood area, the hazard insurance to be maintained for the related Mortgage

Loan shall include flood insurance to the extent such flood insurance is available and the Servicer has determined such insurance to be necessary in accordance with accepted second mortgage loan servicing standards. All such flood insurance shall be in amounts equal to the least of the amount in clause
(i) above, clause (ii) above and the maximum amount of insurance available under the National Flood Insurance Act of 1994, as amended. The Servicer shall be under no obligation to require that any Mortgagor maintain earthquake or other additional insurance and shall be under no obligation itself to maintain any such additional insurance on property acquired in respect of a Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

                  Section 3.05. MAINTENANCE OF MORTGAGE IMPAIRMENT INSURANCE POLICY.

                  In the event that the Servicer shall obtain and maintain a blanket policy with an insurer either (A) having a General Policy rating of A:VIII or better in Best's Key Rating Guide, or (B) approved by the Note Insurer, such approval not to be unreasonably withheld, insuring against fire and hazards of extended coverage on all of the Mortgage Loans, then, to the extent such policy names the Servicer as loss payee and provides coverage in an amount equal to the aggregate unpaid principal balance on the Mortgage Loans without co-insurance, and otherwise complies with the requirements of Section 3.04, the Servicer shall be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage under Section 3.04, it being understood and agreed that such blanket policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 3.04, and there shall have been a loss which would have been covered by such policy, deposit into the Collection Account the difference, if any, between the amount that would have been payable under a policy complying with Section 3.04 and the amount paid under such blanket policy. Upon the request of the Note Insurer or the Indenture Trustee, the Servicer shall cause to be delivered to the Note Insurer or the Indenture Trustee, as the case may be, a certified true copy of such policy. In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of itself, the Indenture Trustee, the Note Insurer and Noteholders, claims under any such policy in a timely fashion in accordance with the terms of such policy.

                  Section 3.06. FIDELITY BOND.

                  The Servicer shall maintain with a responsible company, and at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, in a minimum amount acceptable to Fannie Mae or Freddie Mac or otherwise in an amount as is commercially available at a cost that is not generally regarded as excessive by industry standards, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans ("Servicer Employees"). Any such fidelity bond and errors and omissions insurance shall protect and insure the Servicer against losses, including losses resulting from forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Servicer Employees. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 3.06 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this

Agreement. Upon the request of the Indenture Trustee or the Note Insurer, the Servicer shall cause to be delivered to the Indenture Trustee or the Note Insurer a certified true copy of such fidelity bond and insurance policy. On the Closing Date, such bond and insurance is maintained with certain underwriters at St. Paul Fire and Marine Insurance Company and Lloyds of London.

                  Section 3.07. MANAGEMENT AND REALIZATION UPON DEFAULTED MORTGAGE LOANS.

                  The Servicer shall manage, conserve, protect and operate each REO Property for the Noteholders and the Note Insurer solely for the purpose of its prudent and prompt disposition and sale. The Servicer shall, either itself or through an agent selected by the Servicer, manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same) on such terms and conditions as the Servicer deems to be in the best interest of the Note Insurer and the Noteholders.

                  The Servicer shall cause to be deposited, no later than two Business Days after the receipt thereof, in the Collection Account, all revenues received with respect to the related REO Property and shall retain, or cause the Indenture Trustee to withdraw therefrom funds necessary for the proper operation, management and maintenance of the REO Property and the fees of any managing agent acting on behalf of the Servicer.

                  The disposition of REO Property shall be carried out by the Servicer for cash at such price, and upon such terms and conditions, as the Servicer deems to be in the best interest of the Noteholders and the Note Insurer and, as soon as practicable thereafter, the expenses of such sale shall be paid. The cash proceeds of sale of the REO Property shall be promptly deposited in the Collection Account, net of Foreclosure Profits and of any related unreimbursed Servicing Advances, accrued and unpaid Servicing Fees and unreimbursed Monthly Advances payable to the Servicer in accordance with Section 3.03, for payment to the Noteholders in accordance with Section 3.05 of the Indenture.

                  The Servicer shall foreclose upon or otherwise comparably convert to ownership Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default when no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.02 subject to the provisions contained in the last paragraph of this Section 3.07.

                  In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Indenture Trustee, or to its nominee on behalf of Noteholders and the Note Insurer.

                  If the Servicer has actual knowledge that a Mortgaged Property which the Servicer is contemplating acquiring in foreclosure or by deed in lieu of foreclosure is located within a 1 mile radius of any site with environmental or hazardous waste risks known to the Servicer, the Servicer will notify the
Note Insurer prior to acquiring such Mortgaged Property and shall not take any action in furtherance thereof without the prior written approval of the Note Insurer. Nothing in this Section shall affect the Servicer's right to deem certain advances proposed to be made by the Servicer as Nonrecoverable Advances. For the purposes of this

Section 3.07, actual knowledge of the Servicer means actual knowledge of a Responsible Officer of the Servicer involved in the servicing of the relevant Mortgage Loan. Actual knowledge of the Servicer does not include knowledge imputable by virtue of the availability of or accessibility to information relating to environmental or hazardous waste sites or the locations thereof.

                  Section 3.08. INDENTURE TRUSTEE TO COOPERATE.

                  Upon any Principal Prepayment in full, the Servicer is authorized to execute, pursuant to the authorization contained in Section 3.01(e), if the related Assignment of Mortgage has been recorded as required hereunder, an instrument of satisfaction regarding the related Mortgage, which instrument of satisfaction shall be recorded by the Servicer if required by applicable law and be delivered to the Person entitled thereto. It is understood and agreed that no expenses incurred in connection with such instrument of satisfaction or transfer shall be reimbursed from amounts deposited in the Collection Account. If the Indenture Trustee is holding the Mortgage Files, from time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, the Indenture Trustee shall, upon request by the Servicer and delivery to the Indenture Trustee of a Request for Release, in the form annexed hereto as Exhibit B, signed by a Servicing Officer, release the related Mortgage File to the Servicer, and the Indenture Trustee shall execute such documents at the direction of and in the forms provided by the Servicer, as shall be necessary to the prosecution of any such proceedings or the taking of other servicing actions. Such Request for Release shall obligate the Servicer to return the Mortgage File to the Indenture Trustee when the need therefor by the Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the Request for Release shall be released by the Indenture Trustee to the Servicer.

                  In order to facilitate the foreclosure of the Mortgage securing any Mortgage Loan that is in default following recordation of the related Assignment of Mortgage in accordance with the provisions hereof, the Indenture Trustee shall, if so requested in writing by the Servicer, execute an appropriate assignment in the form provided to the Indenture Trustee by the Servicer to assign such Mortgage Loan for the purpose of collection, to the Servicer (any such assignment shall unambiguously indicate that the assignment is for the purposes of collection only), and, upon such assignment, such assignee for collection will thereupon bring all required actions in its own name and otherwise enforce the terms of the Mortgage Loan and deposit or credit the Net Liquidation Proceeds, exclusive of Foreclosure Profits, received with respect thereto in the Collection Account. In the event that all delinquent payments due under any such Mortgage Loan are paid by the Mortgagor and any other defaults are cured, then the assignee for collection shall promptly reassign such Mortgage Loan to the Indenture Trustee and return it to the place where the related Mortgage File was previously being maintained.

                  Section 3.09. SERVICING COMPENSATION; PAYMENT OF CERTAIN EXPENSES BY SERVICER.

                  Subject to Section 3.17, the Servicer shall be entitled to retain the Servicing Fee in accordance with Section 3.02 as compensation for its services in connection with servicing the Mortgage Loans; PROVIDED, HOWEVER, that the Servicer shall not retain or receive a Servicing Fee with respect to accrued interest included as part of the Purchase Price of a Mortgage Loan if such accrued interest was computed at the Net Loan Rate. Moreover, additional servicing compensation in the form of late payment charges, prepayment penalties or other receipts not required to be deposited in the Collection Account, including, without limitation, Foreclosure Profits, and, subject to Section 3.10 of the Indenture, investment income on the Accounts (other than the Spread Account) shall be retained by the Servicer. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of all other fees and expenses not expressly stated hereunder to be for the account of the Trust or the Noteholders) and shall not be entitled to reimbursement therefor except as specifically provided herein.

                  Section 3.10. ANNUAL STATEMENT AS TO COMPLIANCE.

                  (a) The Servicer shall deliver to the Indenture Trustee, the Note Insurer and the Rating Agencies, on or before March 15th of each applicable year, beginning in 2005 (and covering the calendar year ending in 2004), an Officer's Certificate substantially in the form of Exhibit D attached hereto stating that (i) a review of the activities of the Servicer during the preceding calendar year (or such shorter period as is applicable in the case of the first report) and of its performance under this Agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its material obligations under this Agreement throughout such calendar year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. The Servicer shall promptly notify the Note Insurer, the Depositor, the Indenture Trustee, Standard & Poor's and Moody's upon any change in the basis on which its calendar year is determined.

                  (b) The Servicer shall deliver to the Indenture Trustee, the Note Insurer, the Depositor and each of the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice by means of an Officer's Certificate of any event which with the giving of notice or the lapse of time or both, would become a Servicer Event of Default.

                  Section 3.11. ANNUAL SERVICING REPORT.

                  Not later than March 15th of each applicable year, beginning in 2005 (and covering the calendar year ending in 2004), the Servicer, at its expense, shall cause a firm of independent public accountants reasonably acceptable to the Indenture Trustee and the Note Insurer to furnish a letter or letters to the Note Insurer, the Indenture Trustee, Standard & Poor's and Moody's to the effect that such firm has, with respect to the Servicer's overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, and stating such firm's conclusions relating thereto.

                  Section 3.12. ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING THE MORTGAGE LOANS.

                  The Servicer shall provide to the Indenture Trustee, the Note Insurer, Noteholders which are federally insured savings and loan associations, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of the Office of Thrift Supervision access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of

Thrift Supervision and the FDIC (acting as operator of the SAIF or the BIF), such access being afforded without charge, but only upon reasonable request, and during normal business hours at the Offices of the Servicer. Nothing in this
Section 3.12 shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Servicer to provide access as provided in this Section
3.12 as a result of such obligation shall not constitute a breach of this
Section 3.12.

                  Section 3.13. [RESERVED].

                  Section 3.14. REPORTS TO THE SECURITIES AND EXCHANGE
COMMISSION.

                  (a) The Indenture Trustee shall reasonably cooperate with the Servicer in connection with the Trust's satisfying the reporting requirements under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Indenture Trustee shall prepare on behalf of the Trust any Forms 8-K and 10-K customary for similar securities as required by the Exchange Act and the Rules and Regulations of the Securities and Exchange Commission (the "Commission") thereunder, and the Servicer shall sign (or shall cause another entity acceptable to the Commission to sign) and the Indenture Trustee shall file (via the Commission's Electronic Data Gathering and Retrieval System) such forms on behalf of the Depositor or the Issuer (or such other entity). The Depositor and the Issuer hereby grant to the Indenture Trustee a limited power of attorney to execute any Form 8-K and 10-K and file each such document on behalf of the Depositor, but only to the extent no accompanying certification is required to be filed on behalf of the Depositor and the Issuer. Such power of attorney shall continue until the earlier of (i) receipt by the Indenture Trustee from the Depositor and the Issuer of written termination of such power of attorney and (ii) the termination of the Trust. Notwithstanding anything herein to the contrary, the Servicer, and not the Indenture Trustee, shall be responsible for executing each Form 10-K filed on behalf of the Trust.

                  (b) Each Form 8-K shall be filed by the Indenture Trustee within 15 days after each Payment Date, with a copy of the statement to the Noteholders for such Payment Date as an exhibit thereto. Prior to March 30th of each year (or such earlier date as may be required by the Exchange Act and the Rules and Regulations of the Commission), until the year after the year in which a Form 15 Suspension Notification is filed under Section 3.14(e), the Indenture Trustee shall file a Form 10-K, in substance as required by applicable law or applicable Commission staff's interpretations. Such Form 10-K shall include as exhibits the Servicer's annual statement of compliance described under Section
3.10 and the accountant's report described under Section 3.11, in each case to the extent that they have been timely delivered to the Indenture Trustee and upon which the Indenture Trustee may conclusively rely. If they are not so timely delivered, the Indenture Trustee shall file an amended Form 10-K including such documents as exhibits reasonably promptly after they are delivered to the Indenture Trustee. The Indenture Trustee shall have no liability with respect to any failure to properly prepare or file such periodic reports resulting from or relating to the Indenture Trustee's inability or failure to obtain any information not resulting from its own negligence or willful misconduct. The Form 10-K shall also include a certification in the form attached hereto as Exhibit C-1 (the "Certification"), which shall be signed by the senior officer of the Servicer in charge of servicing.

                  (c) In addition, the Indenture Trustee shall sign a certification (in the form attached hereto as Exhibit C-2) for the benefit of the Servicer and its officers, directors and Affiliates regarding certain aspects of the Certification (provided, however, that the Indenture Trustee shall not undertake an analysis of the accountant's report attached as an exhibit to the Form 10-K). The Indenture Trustee's certification shall be delivered to the Servicer by no later than March 18th of each year (or if such day is not a Business Day, the immediately preceding Business Day) and the Servicer shall deliver the Certification to the Indenture Trustee for filing no later than March 20th of each year (or if such day is not a Business Day, the immediately preceding Business Day).

                  In addition, the Indenture Trustee shall indemnify and hold harmless the Servicer and its officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Indenture Trustee's obligations under this Section 3.14 or the Indenture Trustee's negligence, bad faith, willful misconduct or gross negligence in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Servicer, then the Indenture Trustee, in connection with a breach of the Indenture Trustee's obligations under this Section 3.14 or the Indenture Trustee's bad faith, willful misconduct or gross negligence in connection therewith, agrees that it shall contribute to the amount paid or payable by the Servicer as a result of the losses, claims, damages or liabilities of the Servicer in such proportion as is appropriate to reflect the relative fault of the Servicer on the one hand and the Indenture Trustee on the other.

                  If the indemnification provided for in this Agreement is unavailable or insufficient to hold harmless the Indenture Trustee, then the Servicer, in connection with a breach of the Servicer's obligations under this
Section 3.14 or the Servicer's negligence, bad faith or willful misconduct in connection therewith, agrees that it shall contribute to the amount paid or payable by the Indenture Trustee as a result of the losses, claims, damages or liabilities of the Indenture Trustee in such proportion as is appropriate to reflect the relative fault of the Indenture Trustee on the one hand and the Servicer on the other.

                  (d) Upon any filing with the Commission, the Indenture Trustee shall promptly deliver to the Servicer a copy of any executed report, statement or information.

                  (e) Prior to January 30th of the first year in which the Indenture Trustee is able to do so under applicable law, the Indenture Trustee shall file a Form 15 Suspension Notification with respect to the Trust.

                  (f) To the extent that, following the Closing Date, the content of Forms 8-K, 10-K or other Forms required by the Exchange Act and the Rules and Regulations of the Commission and the time by which such Forms are required to be filed, differs from the provisions of this Section 3.14, the provisions of this Section 3.14 shall be deemed amended to conform to such new requirements, and the Indenture Trustee and the Depositor hereby agree that each shall reasonably cooperate to amend the provisions of this Section 3.14 (in accordance with Section 11.01) in order to comply with such amended reporting requirements and such amendment of this Section 3.14. Any such amendment may result in the reduction of the reports filed by the Servicer under the Exchange Act. Notwithstanding the foregoing, neither the

Servicer nor the Indenture Trustee shall be obligated to enter into any amendment pursuant to this Section that adversely affects its obligations and immunities under this Agreement.

                  Section 3.15. REPORTS OF FORECLOSURES AND ABANDONMENTS OF MORTGAGED PROPERTY; RETURNS RELATING TO MORTGAGE INTEREST RECEIVED FROM INDIVIDUALS AND RETURNS RELATING TO CANCELLATION OF INDEBTEDNESS.

                  The Servicer shall make reports of foreclosures and abandonments of any Mortgaged Property for each year beginning in 2005. The Servicer shall file reports relating to each instance occurring during the previous calendar year in which the Servicer (i) on behalf of the Indenture Trustee acquires an interest in any Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan, or (ii) knows or has reason to know that any Mortgaged Property has been abandoned. The reports from the Servicer shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050J, 6050H and 6050P of the Code.

                  Section 3.16. ADVANCES BY THE SERVICER.

                  (a) Not later than the close of business on each Determination Date, the Servicer shall remit to the Indenture Trustee for deposit into the Collection Account an amount (as indicated in the Indenture Trustee's Remittance report prepared pursuant to Section 4.01), to be paid on the related Payment Date pursuant to Section 3.05 of the Indenture, equal to the sum of (a) all payments of interest due on each Mortgage Loan during the related Due Period as to which no payment was received as of the close of business on the last day of the related Due Period (net of the Servicing Fee), and (b) with respect to each REO Property that was acquired during or prior to the related Due Period, and as to which an REO Property disposition did not occur during the related Due Period, an amount equal to the excess, if any, of interest on the Principal Balance of such REO Property at the Loan Rate less the Servicing Fee for the most recently ended Due Period prior to the related Determination Date for the related Mortgage Loan over the net income from the REO Property transferred to the Collection Account for such Payment Date pursuant to Section
3.07 (such sum; the "Monthly Advance").

                  (b) Notwithstanding anything herein to the contrary, no Servicing Advance or Monthly Advance shall be required to be made hereunder if the Servicer determines that such Servicing Advance or Monthly Advance would, if made, constitute a Nonrecoverable Advance.

                  Section 3.17. COMPENSATING INTEREST.

                  Not later than the close of business on each Determination Date, the Servicer shall remit to the Indenture Trustee for deposit to the Collection Account an amount equal to the lesser of (A) the aggregate of the Prepayment Interest Shortfalls for the related Payment Date resulting from Principal Prepayments during the related Due Period and (B) its aggregate Servicing Fees received in the related Due Period. The Servicer shall not have the right to reimbursement for any amounts deposited to the Collection Account pursuant to this Section.

                  Section 3.18. SUPERIOR LIENS.

                  The Servicer shall file (or cause to be filed) of record a request for notice of any action by a superior lienholder under a First Lien for the protection of the Indenture Trustee's interest, where permitted by local law and whenever applicable state law does not require that a junior lienholder be named as a party defendant in foreclosure proceedings in order to foreclose such junior lienholder's equity of redemption.

                  If the Servicer is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by the First Lien, or has declared or intends to declare a default under the mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the Mortgaged Property sold or foreclosed, the Servicer shall take, on behalf of the Trust, whatever actions are necessary to protect the interests of the Noteholders and the Note Insurer, and/or to preserve the security of the related Mortgage Loan, in accordance with the terms of this Agreement. The Servicer shall immediately notify the Indenture Trustee and the Note Insurer of any such action or circumstances. The Servicer shall advance the necessary funds to cure the default or reinstate the superior lien, if such advance is in the best interests of the Note Insurer and the Noteholders which the Servicer may establish by seeking approval from the Note Insurer as evidenced by written instruction from the Note Insurer. Any action or inaction on the part of the Servicer in accordance with such written instructions shall be deemed to be in the best interests of the Note Insurer and the Noteholders. If no written response is received within five (5) Business Days of receipt by the Note Insurer of such request for approval, the Servicer may advance or not advance in accordance with the second preceding sentence, without liability to the Noteholders or the Note Insurer. The Servicer shall not make such an advance except to the extent that it determines in its reasonable good faith judgment that the advance would be recoverable from Liquidation Proceeds on the related Mortgage Loan and in no event in an amount that is greater than the Principal Balance of the related Mortgage Loan, except with the consent of the Note Insurer, which consent shall not be unreasonably withheld. The Servicer shall thereafter take such action as is necessary to recover the amount so advanced.

                  Section 3.19. ASSUMPTION AGREEMENTS.

                  When a Mortgaged Property has been or is about to be conveyed by a Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of the related Mortgage Loan under any "due-on-sale" clause contained in the related Mortgage or Mortgage Note; PROVIDED, HOWEVER, that the Servicer shall not exercise any such right if (i) the "due-on-sale" clause, in the reasonable belief of the Servicer, is not enforceable under applicable law, or
(ii) the Servicer, in a manner consistent with reasonable commercial practice, permits the purchaser of the related Mortgaged Property to assume the Mortgage Loan. In such event, the Servicer shall enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable law, the Mortgagor remains liable thereon. The Servicer is also authorized, with the prior approval of the
Note Insurer, to enter into a substitution of liability agreement with such person and such person will be substituted as mortgagor and become liable under the Mortgage Note; PROVIDED, HOWEVER, that the Servicer shall have no liability under this Section 3.19 if the Note Insurer fails to respond to notice by the Servicer of a proposed substitution within two (2) Business Days of receipt thereof by the Note Insurer; PROVIDED, that the Servicer acts in accordance with the servicing standards set forth in this Agreement. The Servicer shall notify the Indenture Trustee and the Note Insurer that any such substitution or assumption agreement has been completed by forwarding to the Indenture Trustee the original of such substitution or assumption agreement and a duplicate thereof to the Note Insurer, which original shall be added by the Indenture Trustee to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any assumption or substitution agreement entered into pursuant to this Section 3.19, the Servicer shall not change the Loan Rate or the Monthly Payment, defer or forgive the payment of principal or interest, reduce the outstanding principal amount or extend the final maturity date on such Mortgage Loan.

                  Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach of, or in any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.

                  Section 3.20. PAYMENT OF TAXES, INSURANCE AND OTHER CHARGES.

                  With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting fire and hazard insurance coverage.

                  With respect to each Mortgage Loan as to which the Servicer maintains escrow accounts, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of primary mortgage guaranty insurance premiums, if any, and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in any escrow account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for escrow payments, the Servicer shall, if it has received notice of a default or deficiency, monitor such payments to determine if they are made by the Mortgagor.

                                   ARTICLE IV

                                     REPORTS

                  Section 4.01. REMITTANCE REPORTS AND REMITTANCE AMOUNTS.

                  Not later than 12:00 noon California time on the fourth Business Day following the last day of a Due Period, the Servicer shall deliver to the Indenture Trustee a computer tape containing the information set forth on Exhibit E as to each Mortgage Loan as of such Due Period and such other information as the Indenture Trustee shall reasonably require.

                                    ARTICLE V

                                  THE SERVICER

                  Section 5.01. LIABILITY OF THE SELLER AND THE SERVICER. The Seller and the Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Seller or the Servicer, as the case may be, herein.

                  Section 5.02. MERGER OR CONSOLIDATION OF OR ASSUMPTION OF THE OBLIGATIONS OF THE SELLER OR THE SERVICER. Any corporation into which the Seller or the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller or the Servicer shall be a party, or any corporation succeeding to the business of the Seller or the Servicer, shall be the successor of the Seller or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  Section 5.03. LIMITATION ON LIABILITY OF THE SERVICER AND OTHERS. Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Trust or the Noteholders for any action taken or for refraining from the taking of any action by the Servicer in good faith pursuant to this Agreement, or for errors in judgment; PROVIDED, HOWEVER, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or gross negligence in the performance of duties of the Servicer or by reason of its reckless disregard of its obligations and duties of the Servicer hereunder; and PROVIDED, FURTHER, that this provision shall not be construed to entitle the Servicer to indemnity in the event that amounts advanced by the Servicer to retire any senior lien exceed Net Liquidation Proceeds realized with respect to the related Mortgage Loan. The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on any document of any kind PRIMA FACIE properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer and any director or officer or employee or agent of the Servicer shall be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Notes, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of its reckless disregard of obligations and duties hereunder. The Servicer may in its sole discretion undertake any such action which it may deem necessary or desirable in respect of this Agreement, and the rights and duties of the parties hereto and the interests of the Noteholders hereunder. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust and the Servicer shall be entitled to be reimbursed therefor pursuant to Section 3.03(viii). The Servicer's right to indemnity or reimbursement pursuant to this Section 5.03 shall survive any resignation or termination of the Servicer pursuant to Section
5.04 or 6.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination).

                  Section 5.04. SERVICER NOT TO RESIGN. Subject to the provisions of Section 5.02, the Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or Affiliates, the other activities of the Servicer so causing such a conflict being of a type and nature carried on by the Servicer or its subsidiaries or Affiliates at the date of this Agreement, or (ii) upon satisfaction of the following conditions:
(a) the Servicer has proposed a successor servicer to the Indenture Trustee in writing; (b) each Rating Agency shall have delivered a letter to the Indenture Trustee prior to the appointment of the successor servicer stating that the proposed appointment of such successor servicer as Servicer hereunder will not result in the reduction or withdrawal of the then current rating of the Class A Notes without giving effect to the Note Insurance Policy; and (c) such proposed successor servicer is reasonably acceptable to the Note Insurer, as evidenced by a letter to the Indenture Trustee; provided, however, that no such resignation by the Servicer shall become effective until such successor servicer or, in the case of (i) above, the Indenture Trustee shall have assumed the Servicer's responsibilities and obligations hereunder or the Indenture Trustee shall have designated a successor servicer in accordance with Section 6.02. Any such resignation shall not relieve the Servicer of responsibility for any of the obligations specified in Sections, 5.07, 6.01 and 6.02 as obligations that survive the resignation or termination of the Servicer. Any such determination permitting the resignation of the Servicer pursuant to clause (i) above shall be evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee and the Note Insurer.

                  Section 5.05. DELEGATION OF DUTIES. In the ordinary course of business, the Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with standards comparable to those set forth in Section 3.01. Such delegation shall not relieve the Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 5.04. The Servicer shall provide the
Note Insurer and the Indenture Trustee with written notice prior to the delegation of any of its duties to any Person other than any of the Servicer's Affiliates or their respective successors and assigns.

                  Section 5.06. RESERVED.

                  Section 5.07. INDEMNIFICATION BY THE SERVICER. The Servicer shall indemnify and hold harmless the Trust, the Owner Trustee and the Indenture Trustee in all capacities from and against any loss, liability, expense, damage or injury suffered or sustained by reason of the Servicer's activities or omissions in servicing or administering the Mortgage Loans that are not in accordance with its obligations under the Basic Documents, including, but not limited to, any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim related to the Servicer's failure to perform its obligations in accordance with the Basic Documents. Any such indemnification shall not be payable from the assets of the Trust. The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof. The indemnification provided in this Section 5.07 shall survive the termination of this Agreement and the removal or resignation of the Indenture Trustee under the Indenture or the Owner Trustee pursuant to the Trust Agreement.

                  The Servicer covenants and agrees to pay or reimburse, from time to time out of the Servicing Fee or out of other funds, upon its request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any of the provisions of the Basic Documents (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its gross negligence or bad faith or which is the responsibility of Noteholders hereunder. In addition, the Servicer covenants and agrees to indemnify the Indenture Trustee in all capacities and its officers, directors, employees and agents from, and hold it harmless against, any and all losses, liabilities, damages, claims or expenses (i) incurred in connection with any legal action or claims relating to the Basic Documents or the Notes or by reason of its participation in the transactions contemplated herein or in the Basic Documents, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence of the Indenture Trustee in the performance of its duties hereunder or by reason of the Indenture Trustee's reckless disregard of obligations and duties hereunder, or (ii) resulting from any error in any tax or information return prepared by the Servicer. This section shall survive termination of this Agreement or the resignation or removal of any Indenture Trustee hereunder.

                                   ARTICLE VI

                                     DEFAULT

                  Section 6.01. SERVICER EVENTS OF DEFAULT.

                  (a) If any one of the following events ("Events of Default") shall occur and be continuing:

                  (i) (A) The failure by the Servicer to make any Monthly Advance; or (B) any other failure by the Servicer to deposit into the Collection Account any deposit required to be made under the terms of this Agreement which continues unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to the Servicer by the Indenture Trustee or to the Servicer and the Indenture Trustee by the Note Insurer or to the Servicer and the Indenture Trustee by Holders of Class A Notes evidencing not less than 25% of the Voting Rights; or

                  (ii) The failure by the Servicer to make any required Servicing Advance which failure continues unremedied for a period of 30 days, or the failure by the Servicer duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth in this Agreement, which materially and adversely affects the interests of the Class A Noteholders or the Note Insurer and which failure continues unremedied for a period of 60 days, in each case, after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Indenture Trustee or to the Servicer and the Indenture Trustee by the
         Note Insurer or to the Servicer and the Indenture Trustee by Holders of Class A Notes evidencing not less than 25% of the Voting Rights; or

                  (iii) The entry against the Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (iv) The Servicer shall voluntarily go into liquidation, consent to the appointment of a conservator or receiver or liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged, unbonded or unstayed for a period of 60 days; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

                  (v) a Servicer Termination Delinquency Event shall have occurred;

                  (vi) a Servicer Termination Loss Event shall have occurred; or

                  (vii) if the total stockholders' equity of the Servicer, as determined by the Servicer's independent accountants on an annual basis in accordance with generally accepted accounting principles or as determined by the Servicer in any quarterly financial statement prepared in accordance with generally accepted accounting principles, shall be less than $25 million.

                  (b) then, and in each and every such case, so long as a Servicer Event of Default shall not have been remedied, (x) with respect solely to clause (i)(A) above, if such Monthly Advance is not made by 12:00 Noon New York time on the applicable Payment Date, the Indenture Trustee, upon receipt of written notice or actual knowledge by a Responsible Officer of such failure, shall give immediate telephonic notice of such failure to a Servicing Officer of the Servicer and to the Note Insurer and the Indenture Trustee shall terminate all of the rights and obligations of the Servicer under this Agreement and the Indenture Trustee as successor servicer, or a successor servicer appointed in accordance with Section 6.02, shall immediately make such Monthly Advance and assume, pursuant to Section 6.02 hereof, the duties of a successor Servicer; (y) in the case of clauses (i)(B), (ii), (iii) and (iv), the Indenture Trustee shall, at the direction of the Note Insurer or the Holders of the Class A Notes evidencing not less than 51% of the Voting Rights, and (z) in the case of
(i)(B)(v) and (vi), the Note Insurer may, in accordance with the terms of the Insurance Agreement, by notice then given in writing to the Servicer (and to the Indenture Trustee if given by Holders of Notes), terminate all of the rights and obligations of the Servicer as servicer under this Agreement. Any such notice to the Servicer shall also be given to each Rating Agency, the Depositor and the
Note Insurer. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Notes or the Mortgage Loans or otherwise, shall pass to and be vested in the Indenture Trustee as successor servicer pursuant to and under this
Section 6.01; and, without limitation, the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Mortgage Loan and related documents, or otherwise. The Servicer agrees to cooperate with the Indenture Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Indenture Trustee as successor servicer for the administration by it of all cash amounts that shall at the time be held by the Servicer and to be deposited by it in the Collection Account, or that have been deposited by the Servicer in the Collection Account or thereafter received by the Servicer with respect to the Mortgage Loans. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Mortgage Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 6.01 shall be paid by the predecessor Servicer (or if the predecessor Servicer is the Indenture Trustee, the initial Servicer) upon presentation of reasonable documentation of such costs and expenses. If the Indenture Trustee is acting as successor servicer and the predecessor Servicer fails to pay such costs and expenses, the Indenture Trustee shall be entitled to reimbursement from the Trust to the extent set forth in Section 3.05 of the Indenture.

                  Notwithstanding the foregoing, a delay in or failure of performance under Section 6.01(a)(i) for a period of ten Business Days, or under
Section 6.01(a)(ii), for a period of 60 Business Days, shall not constitute a Servicer Event of Default if such delay or failure could not be prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes. The preceding sentence shall not relieve the Servicer from using its best efforts to perform its respective obligations in a timely manner in accordance with the terms of this Agreement and the Servicer shall provide the Indenture Trustee, the Note Insurer and the Noteholders with an Officers' Certificate giving prompt notice of such failure or delay by it, together with a description of its efforts to so perform its obligations. The Servicer shall immediately notify the Indenture Trustee in writing of any Events of Default.

                  Section 6.02. INDENTURE TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR.

                  (a) On and after the time the Servicer receives a notice of termination pursuant to Section 6.01 or 5.04, the Indenture Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof arising on and after its succession. As compensation therefor, the Indenture Trustee shall be entitled to such compensation as the Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, (i) if the Indenture Trustee is unwilling to act as successor Servicer, or (ii) if the Indenture Trustee is legally unable so to act, the Indenture Trustee may (in the situation described in clause (i)) or shall (in the situation described in clause (ii)) appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, bank or other mortgage loan or home equity loan servicer having a net worth of not less than $25,000,000 as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; PROVIDED, that any such successor Servicer shall be acceptable to the Note Insurer, as evidenced by the Note Insurer's prior written consent which consent shall not be unreasonably withheld; and PROVIDED, FURTHER, that the appointment of any such successor Servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Notes by the Rating Agencies without giving effect to the Note Insurance Policy. Pending appointment of a successor to the Servicer hereunder, unless the Indenture Trustee is prohibited by law from so acting, the Indenture Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Mortgage Loans in an amount equal to the compensation which the Servicer would otherwise have received pursuant to Section 3.09 (or such lesser compensation as the Indenture Trustee and such successor shall agree). The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer to pay any deductible under an insurance policy pursuant to Section 3.05 or to indemnify the Indenture Trustee pursuant to Section 5.07), nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by such Servicer of any of its representations or warranties contained herein or in any related document or agreement. The Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Indenture Trustee shall pay to the Servicer the amount, if any, paid by a successor servicer for the servicing rights, after payment of the expenses of sale and amounts owed by the terminated Servicer to the Trust.

                  (b) Any successor, including the Indenture Trustee, to the Servicer as servicer shall during the term of its service as servicer (i) continue to service and administer the Mortgage Loans for the benefit of Noteholders and the Note Insurer, (ii) maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as Servicer hereunder and a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section
3.06. Notwithstanding anything herein to the contrary, in no event shall the Indenture Trustee be liable for any Servicing Fee or for any differential in the amount of the Servicing Fee paid hereunder and the amount necessary to induce any successor Servicer to act as successor Servicer under this Agreement and the transactions set forth or provided for herein.

                  Section 6.03. WAIVER OF DEFAULTS.

                  The Holders of the Class A Notes evidencing not less than 51% of the Voting Rights may, on behalf of all Noteholders, and subject to the consent of the Note Insurer, waive any events permitting removal of the Servicer as servicer pursuant to this Article VIII; PROVIDED, HOWEVER, that the Majority Noteholders may not waive a default in making a required payment on a Note without the consent of the Holder of such Note. Upon any waiver of a past default, such default shall cease to exist, and any Servicer Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Indenture Trustee to the Rating Agencies.

                  Section 6.04. NOTIFICATION TO NOTEHOLDERS.

                  Upon any termination or appointment of a successor to the Servicer pursuant to this Article VI or Section 5.04, the Indenture Trustee shall give prompt written notice thereof to the Noteholders at their respective addresses appearing in the Note Register, the Note Insurer and each Rating Agency.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

                  Section 7.01. AMENDMENT. This Servicing Agreement may be amended from time to time by the parties hereto, provided that any amendment be accompanied by a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to the Notes (without giving effect to the Note Insurance Policy) or the rating then assigned to the Notes, and the Indenture Trustee and the Note Insurer shall have consented in writing to such amendment.

                  Section 7.02. GOVERNING LAW. THIS SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Section 7.03. NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if when delivered to:

                  (a)      in the case of the Seller and the Servicer:

                  Home Loan and Investment Bank, F.S.B.
                  One Home Plaza
                  Warwick, Rhode Island 02886
                  Attention: John Murphy

                  (b)      in the case of Rating Agencies:

                  Moody's Investors Service, Inc.
                  4th Floor
                  99 Church Street
                  New York, New York 10007
                  Attention: Residential Mortgage Monitoring Unit

                  Standard & Poor's, a division of The McGraw-Hill
                  Companies, Inc.
                  55 Water Street - 41st Floor
                  New York, New York 10041
                  Attention: Asset Backed Surveillance Group

                  (c)      in the case of the Owner Trustee, the Corporate Trust
                           Office:

                  Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, Delaware 19890
                  Attention: Corporate Trust Administration

                  (d) in the case of the Issuer, to Home Loan Mortgage Loan Trust 2004-2:

                  c/o Financial Asset Securities Corp.
                  600 Steamboat Road
                  Greenwich, Connecticut 06830
                  Attention: Legal

                  (e)      in the case of the Indenture Trustee:

                  Deutsche Bank National Trust Company
                  1761 East St. Andrew Place
                  Santa Ana, California 92705
                  Attention: Trust Administration/ Home Loan Mortgage Loan Trust Series 2004-2 (HL0402)

                  (f)      in the case of the Note Insurer:

                  One State Street Plaza
                  New York, New York 10004
                  Attention:  Consumer Asset-Backed Securities Group

or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Noteholder shall be given by first class mail, postage prepaid, at the address of such Noteholder as shown in the Note Register. Any notice so mailed within the time prescribed in this Servicing Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder receives such notice. Any notice or other document required to be delivered or mailed by the Servicer to any Rating Agency shall be given on a reasonable efforts basis and only as a matter of courtesy and accommodation and the Servicer shall have no liability for failure to deliver such notice or document to any Rating Agency.

                  Section 7.04. SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Servicing Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Servicing Agreement and shall in no way affect the validity or enforceability of the other provisions of this Servicing Agreement or of the Notes or the rights of the Noteholders thereof.

                  Section 7.05. THIRD-PARTY BENEFICIARIES. This Servicing Agreement will inure to the benefit of and be binding upon the parties hereto, the Noteholders, the Owner Trustee, the Note Insurer, the Indenture Trustee and their respective successors and permitted assigns. Except as otherwise provided in this Servicing Agreement, no other Person will have any right or obligation hereunder. The Indenture Trustee shall have the right to exercise all rights of the Issuer under this Servicing Agreement.

                  Section 7.06. COUNTERPARTS. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  Section 7.07. EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  Section 7.08. TERMINATION. The respective obligations and responsibilities of the Seller, the Servicer and the Issuer created hereby shall terminate upon the satisfaction and discharge of the Indenture pursuant to
Section 4.10 thereof.

                  Section 7.09. NO PETITION. The Seller and the Servicer, by entering into this Servicing Agreement, hereby covenant and agree that they will not at any time institute against the Issuer, or join in any institution against the Issuer, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations of the Issuer. This section shall survive the termination of this Servicing Agreement by one year.

                  Section 7.10. NO RECOURSE. The Seller and the Servicer acknowledge that no recourse may be had against the Issuer, except as may be expressly set forth in this Servicing Agreement.

                  Section 7.11. INDENTURE TRUSTEE RIGHTS. The Indenture Trustee shall be entitled to the same rights, protections, indemnities and immunities afforded to it under the Indenture as if specifically set forth herein.

                  Section 7.12. ASSIGNMENT. Notwithstanding anything to the contrary contained herein, except as provided in Sections 5.02, 5.04 and 5.05 (or 3.01), this Agreement may not be assigned by the Depositor or the Servicer without the prior written consent of the Note Insurer and Holders of the Notes evidencing Percentage Interests aggregating not less than 66-2/3%.

                                  ARTICLE VIII

                     DUTIES OF THE SERVICER AS ADMINISTRATOR

                  Section 8.01. ADMINISTRATIVE DUTIES.

                  (a) DUTIES WITH RESPECT TO THE INDENTURE. The Administrator shall perform all its duties and the duties of the Issuer under the Indenture. In addition, the Administrator shall consult with the Owner Trustee as the Administrator deems appropriate regarding the duties of the Issuer under the Indenture. The Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer's duties under the Indenture. The Administrator shall prepare for execution by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture. In furtherance of the foregoing, the Administrator shall take all necessary action that is the duty of the Issuer to take pursuant to the Indenture.

                  (b)      DUTIES WITH RESPECT TO THE ISSUER.

                  (i) In addition to the duties of the Administrator set forth in this Servicing Agreement or any of the Basic Documents, the Administrator shall perform such calculations and shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to this Servicing Agreement or any of the Basic Documents or under state and federal tax and securities laws (including, but not limited to, UCC filings in applicable jurisdictions and annual compliance certificates, if any), and at the request of the Owner Trustee or the Indenture Trustee shall take all appropriate action that it is the duty of the Issuer to take pursuant to this Servicing Agreement or any of the Basic Documents. In accordance with the directions of the Issuer or the Owner Trustee, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Notes (including the Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Issuer, the Indenture Trustee or the Owner Trustee.

                  (ii) Notwithstanding anything in this Servicing Agreement or any of the Basic Documents to the contrary, the Administrator shall be responsible for promptly notifying the Owner Trustee and Certificate Paying Agent in the event that any withholding tax is imposed on the Issuer's payments (or allocations of income) to an Owner (as defined in the Trust Agreement) as contemplated in Section 5.03 of the Trust Agreement. Any such notice shall be in writing and specify the amount of any withholding tax required to be withheld by the Owner Trustee or the Certificate Paying Agent pursuant to such provision.

                  (iii) In carrying out the foregoing duties or any of its other obligations under this Servicing Agreement, the Administrator may enter into transactions with or otherwise deal with any of its Affiliates; PROVIDED, HOWEVER, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Administrator's opinion, no less favorable to the Issuer in any material respect than with terms made available to unrelated third parties.

                  (c) TAX MATTERS. The Administrator shall prepare, on behalf of the Owner Trustee, financial statements and such annual or other reports of the Issuer as are necessary for the preparation by the Indenture Trustee of tax returns and information reports as provided in Section 5.03 of the Trust Agreement, including, without limitation, Form 1099.

                  (d) NON-MINISTERIAL MATTERS. With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action pursuant to this Article VIII unless within a reasonable time before the taking of such action, the Administrator shall have notified the Owner Trustee and the Indenture Trustee of the proposed action and the Owner Trustee and, with respect to items (A), (B), (C) and (D) below, the Indenture Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include:

                           (A) the amendment of or any supplement to the Indenture;

                           (B) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Mortgage Loans);

                           (C) the amendment, change or modification of this Servicing Agreement or any of the Basic Documents to which the Indenture Trustee or the Owner Trustee, as applicable, is a party;

                           (D) the appointment of successor Certificate Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Servicers or the consent to the assignment by the Certificate Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture; and

                           (E)      the removal of the Indenture Trustee.

                  (e) SERVICER SHALL ACT AS ADMINISTRATOR. By execution of this Agreement, the Servicer agrees to be bound as Administrator and shall perform the obligations of the Administrator as described herein.

                  Section 8.02. RECORDS. The Administrator shall maintain appropriate books of account and records relating to services performed under this Servicing Agreement, which books of account and records shall be accessible for inspection by the Issuer, the Indenture Trustee and the Owner Trustee at any time during normal business hours.

                  Section 8.03. ADDITIONAL INFORMATION TO BE FURNISHED. The Administrator shall furnish to the Issuer, the Indenture Trustee and the Owner Trustee from time to time such additional information regarding the Mortgage Loans and the Notes as the Issuer, the Indenture Trustee or the Owner Trustee shall reasonably request.

                  Section 8.04. NO RECOURSE TO OWNER TRUSTEE. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee of Home Loan Mortgage Loan Trust 2004-2, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability of Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other related documents.

                  IN WITNESS WHEREOF, the Seller, the Servicer, the Issuer and the Indenture Trustee have caused this Servicing Agreement to be duly executed by their respective officers or representatives all as of the day and year first above written.


                                       HOME LOAN AND INVESTMENT BANK, F.S.B.,
                                       as Seller and Servicer


                                       By: /s/ John M. Murphy
                                          --------------------------------------
                                       Name:   John M. Murphy
                                       Title:  President


                                       HOME LOAN MORTGAGE LOAN TRUST 2004-2,
                                       as Issuer

                                       By: Wilmington Trust Company, not in its
                                       individual capacity, but
                                       solely as Owner Trustee


                                       By: /s/ Patricia A. Evans
                                          --------------------------------------
                                       Name:   Patricia A. Evans
                                       Title:  Assistant Vice President


                                       DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                       as Indenture Trustee


                                       By: /s/ John Ingham
                                          --------------------------------------
                                       Name:   John Ingham
                                       Title:  Associate

                                    EXHIBIT A
                                    ---------


                             MORTGAGE LOAN SCHEDULE
                                (Filed Manually)

(In accordance with Rule 202 of Regulation S-T, this Mortgage Loan Schedule is being filed in paper pursuant to a continuing hardship exemption.)

                                    EXHIBIT B
                                    ---------


                           FORM OF REQUEST FOR RELEASE
                             (for Indenture Trustee)


                                                                      [DATE]

Deutsche Bank National Trust Company
of California, N.A., as Trustee
1761 East St. Andrew Place
Santa Ana, California 92705
Attention:  HL0402

                  Re: Financial Asset Securities Corp., Home Loan Mortgage Loan Trust, Asset-Backed NOTES, SERIES 2004-2

Ladies and Gentlemen:

                  In connection with the administration of the Mortgage Loans held by you as Indenture Trustee under the Servicing Agreement dated as of December 16, 2004, among Home Loan Mortgage Loan Trust 2004-2 as Issuer, Home Loan and Investment Bank, as Seller and Servicer, and you, as Trustee (the "Agreement"), we hereby request a release of the Mortgage File held by you as Indenture Trustee with respect to the following described Mortgage Loan for the reason indicated below.

Loan No.:
--------

Reason for Requesting File:
--------------------------

______            1.       Mortgage Loan paid in full. (The Servicer hereby
                  certifies that all amounts received in connection with the payment in full of the Mortgage Loan which are required to be deposited in the Collection Account pursuant to Section 3.02 of the Agreement have been so deposited.)

______            2.       Retransfer of Mortgage Loan. (The Servicer hereby
                  certifies that the Transfer Deposit Amount has been deposited in the Collection Account pursuant to the Agreement.)

______            3.       The Mortgage Loan is being foreclosed.

______            4.       The Home Loan Mortgage Loan Trust is being
                  re-financed by another depository institution. (The Servicer hereby certifies that all amounts received in connection with the payment in full of the Mortgage Loan which are required to be deposited in the Collection Account pursuant to Section
                  3.02 of the Agreement have been so deposited.)

______            5.       Other (Describe).

                                   EXHIBIT C-1
                                   -----------


       FORM OF CERTIFICATION TO BE PROVIDED BY THE SERVICER WITH FORM 10-K

                                  Certification

                  1. I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by this annual report, of Home Loan Mortgage Loan Trust 2004-2, Asset Backed Notes, Series 2004-2;

                  2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

                  3. Based on my knowledge, the distribution or servicing information required to be provided to the trustee by the servicer under the pooling and servicing, or similar, agreement, for inclusion in these reports is included in these reports;

                  4. Based on my knowledge and upon the annual compliance statement included in the report and required to be delivered to the trustee in accordance with the terms of the pooling and servicing, or similar, agreement, and except as disclosed in the reports, the servicer has fulfilled its obligations under the servicing agreement; and

                  5. The reports disclose all significant deficiencies relating to the servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the pooling and servicing, or similar, agreement, that is included in these reports.

                  In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties: Deutsche Bank National Trust Company.


                                       HOME LOAN AND INVESTMENT BANK, F.S.B.


                                       By:____________________________________
                                       Name:
                                       Title:
                                       Date:


                                      C-1-1

                                   EXHIBIT C-2
                                   -----------


                           FORM OF CERTIFICATION TO BE
                PROVIDED TO THE SERVICER BY THE INDENTURE TRUSTEE

         Re: Home Loan Mortgage Loan Trust 2004-2 (the "Trust" or the "Issuer") Asset-Backed Notes, Series 2004-2

                  I, [identify the certifying individual], a [title] of Deutsche Bank National Trust Company, as Indenture Trustee, hereby certify to Home Loan and Investment Bank, F.S.B. (the "Servicer"), and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

                  1. I have reviewed the annual report on Form 10-K for the calendar year 2004, and all reports on Form 8-K containing the Indenture Trustee's Remittance Reports filed in respect of periods included in the year covered by that annual report, of the Servicer relating to the above-referenced trust;

                  2. Based on my knowledge, the information in these distribution reports prepared by the Indenture Trustee, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report; and

                  3. Based on my knowledge, the distribution information required to be provided by the Indenture Trustee under the Indenture is included in these distribution reports.

                  Capitalized terms used but not defined herein have the meanings ascribed to them in Appendix A to the Indenture, dated December 16, 2004 (the "Indenture"), between Home Loan Mortgage Loan Trust 2004-2, as issuer, and Deutsche Bank National Trust Company, as indenture trustee.


                                       DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                       as Indenture Trustee


                                       By:__________________________________
                                       Name:
                                       Title:
                                       Date:


                                      C-2-1

                                    EXHIBIT D
                                    ---------


                              OFFICER'S CERTIFICATE
                    REGARDING ANNUAL STATEMENT OF COMPLIANCE

___________________ Trust, Series 200_-___
_______________ Asset-Backed Notes

                  I, _____________________, hereby certify that I am a duly appointed __________________________ of _______________________________ (the
"Servicer"), and further certify as follows:

                  1. This certification is being made pursuant to the terms of the Servicing Agreement, dated as of December 16, 2004 (the "Servicing Agreement"), among Home Loan Mortgage Loan Trust 2004-2., as issuer, the Servicer, as servicer, the Seller as seller and Deutsche Bank National Trust Company, as indenture trustee.

                  2. I have reviewed the activities of the Servicer during the preceding calendar year and the Servicer's performance under the Servicing Agreement and to the best of my knowledge, based on such review, the Servicer has fulfilled all of its obligations under the Servicing Agreement throughout the year.

                  Capitalized terms not otherwise defined herein have the meanings set forth in the Servicing Agreement.

Dated: _________________

                  IN WITNESS WHEREOF, the undersigned has executed this Certificate as of _____________.


                                       By:  _____________________________
                                       Name:
                                       Title:


                  I, _________________________, a (an) __________________ of the
[Servicer], hereby certify that _________________ is a duly elected, qualified, and acting _______________________ of the [Servicer] and that the signature appearing above is his/her genuine signature.

                  IN WITNESS WHEREOF, the undersigned has executed this Certificate as of ______________.


                                       By:  ______________________________
                                       Name:
                                       Title:

                                    EXHIBIT E
                                    ---------


               MONTHLY INFORMATION DELIVERED TO INDENTURE TRUSTEE

                  a. The Available Funds and the Note Interest Rate for the related Payment Date;

                  b. The Class A Note Principal Balance or the Aggregate Principal Balance of the Mortgage Loans as reported in the prior Indenture Trustee's Remittance Report or, in the case of the first Determination Date, the Class A Note Principal Balance;

                  c. The aggregate amount of collections received on the Mortgage Loans on or prior to such Determination Date in respect of the preceding Due Period, separately stating the amounts received in respect of principal and interest;

                  d. The number and Principal Balances of all Mortgage Loans that were the subject of Principal Prepayments during the related Due Period;

                  e. The amount of all Curtailments that were received during the Due Period;

                  f. The principal portion of all Monthly Payments received during the Due Period;

                  g. The interest portion of all Monthly Payments received on the related Mortgage Loans during the Due Period;

                  h. The amount required to be paid by the Seller (reported separately) pursuant to Sections 2.02 and 2.03;

                  i. The amount of the Monthly Advances and the Compensating Interest payment to be made with respect to such Payment Date;

                  j. The Class Principal Payment Amount for the related Payment Date, the portion thereof to be distributed on the Class A Notes then entitled to distributions of principal and the Class Interest Payment for the related Payment Date and the Class A Notes;

                  k. the amount of Class A Available Funds Cap Carryover Amount distributed to the Class A Notes, stating separately any amounts received from the Corridor Contract Counterparty with respect to the Corridor Contract, and the amount of Class A Available Funds Cap Carryover Amount remaining;

                  l. The amount, if any, of the outstanding Class Interest Carryover Shortfall for the Class A Notes after giving effect to the payments on the related Payment Date;

                  m. The amount to be paid to the Noteholders of the Class A Notes for the related Payment Date;

                  n. The Note Principal Balance of the Class A Note after giving effect to the payments to be made on the related Payment Date;

                  o. The weighted average remaining term to maturity of the Mortgage Loans and the weighted average Loan Rate;

                  p.       The Servicing Fee to be paid to the Servicer;

                  q. The Indenture Trustee Fee to be paid to the Indenture Trustee;

                  r. The amount of all payments or reimbursements to the Servicer pursuant to Section 3.03;

                  s. The number of Mortgage Loans outstanding at the beginning and at the end of the related Due Period;

                  t. The Aggregate Principal Balance as of the end of the Due Period related to such Payment Date;

                  u. The number and Aggregate Principal Balances of Mortgage Loans (w) as to which the Monthly Payment is delinquent for 30-59 days, 60-89 days and 90 or more days, respectively, (x) that have become REO Properties, in each case as of the end of the preceding Due Period, (y) that are in foreclosure and (z) the Mortgagor of which is the subject of any bankruptcy or insolvency proceeding;

                  v. The unpaid principal amount of all Mortgage Loans that became Liquidated Mortgage Loans during such Due Period;

                  w.       The Net Liquidation Proceeds received during such Due
Period;

                  x.       The book value (within the meaning of 12 C.F.R. ss.
571.13 or comparable provision) of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure;

                  y. Whether a Servicer Termination Delinquency Event or a Servicer Termination Loss Event has occurred;

                  z. Such other information as is required by the Code and regulations thereunder to be made available to Holders of the Notes;

                  aa.      During the Funding Period, the amount used to acquire
Subsequent Mortgage Loans since the preceding Payment Date and the remaining Pre-Funded Amount after acquiring Subsequent Mortgage Loans;

                  bb.      During the Funding Period, the amount on deposit in
the Capitalized Interest Account after the Payment Date and the Capitalized Interest Required Amount for such Distribution Date; and

                  cc.      Any claim to be made under the Note Insurance Policy.

                                    EXHIBIT F
                                    ---------


                 MONTHLY DELINQUENCY AND FORECLOSURE INFORMATION


               On file with Home Loan and Investment Bank, F.S.B.